THE CALVERT FUND
                     CALVERT STRATEGIC GROWTH FUND

                    Prospectus dated July 31, 1997
                Date of Supplement: September 10, 1997

The following is added to the cover page of the Prospectus:

Effective October 1, 1997, Portfolio Advisory Services, Inc. is no longer the investment subadvisor for the Calvert Strategic Growth Fund ("Strategic Growth Fund"), a portfolio of The Calvert Fund. The Fund's Board of Trustees and investment advisor have retained Awad & Associates ("AWAD"), also effective October 1, 1997, to manage the Strategic Growth Fund. AWAD's principal business office is located at 477 Madison Avenue, New York, New York 10022. All references in the Prospectus to "PASI" or "Subadvisor" of the Strategic Growth Fund will refer to AWAD as of October 1, 1997.

The Strategic Growth Fund will be managed by a team of investment professionals. The senior investment officer is James D. Awad. Mr. Awad has been in the investment business since 1965, focusing on research and portfolio management. Prior to forming AWAD, he was founder and President of BMI Capital, a successful money management firm. In addition, he has managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad earned an MBA from Harvard Business School and a BS Cum Laude from Washington & Lee University.

In addition, the Board of Trustees has approved a resolution to "merge" the Calvert Strategic Growth Fund ("Strategic Growth Fund"), a portfolio of The Calvert Fund, into the Calvert New Vision Small Cap Fund ("Small Cap Fund"), also a portfolio of The Calvert Fund. Strategic Growth Fund shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of Strategic Growth Fund will be exchanged for shares of the Small Cap Fund. The number of Small Cap Fund shares you receive will depend on the value of your Strategic Growth Fund shares at the time the merger takes place.

Please note that as of October 1, 1997, Awad & Associates will manage the Small Cap Fund.

A proxy statement is being filed with the Securities Exchange
Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed
Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.